LEASE TERMINATIONS	6 Months Ended
Jun. 30, 2014
Lease terminations [Abstract]
LEASE TERMINATIONS
8.                                      LEASE TERMINATIONS

In connection with the refinancing of the Golar Winter and the Golar Grand in June 2013, we made a cash payment of $251.0 million to the lessors to terminate the respective lease financing arrangements (including the associated Golar Winter currency swap of $25.3 million) and to acquire the legal title of both these vessels. The transaction to acquire the legal title of the vessels was between controlled entities, thus, the vessels continue to be recorded at their historical book values and the difference between the cash payment made and the carrying value of the vessels is an equity contribution. The contribution recognized was $21.1 million.